American Century Investments®
Quarterly Portfolio Holdings
Global Real Estate Fund
January 31, 2020

Global Real Estate - Schedule of Investments
JANUARY 31, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 98.2%
Australia — 3.7%
Charter Hall Group	134,101	1,135,878
Goodman Group	146,656	1,438,295
NEXTDC Ltd.(1)(2)	84,574	420,226
		2,994,399
Belgium — 1.1%
Shurgard Self Storage SA	10,757	391,205
VGP NV	4,238	476,825
		868,030
Brazil — 0.8%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	88,500	661,074
Canada — 3.3%
Allied Properties Real Estate Investment Trust	18,005	751,274
Canfor Corp.(1)	39,686	356,556
Granite Real Estate Investment Trust	9,398	507,822
Northview Apartment Real Estate Investment Trust	25,516	592,108
Summit Industrial Income REIT	43,722	426,516
		2,634,276
China — 4.9%
A-Living Services Co. Ltd., H Shares	157,750	522,965
GDS Holdings Ltd. ADR(1)	24,856	1,285,304
Longfor Group Holdings Ltd.	230,000	969,243
Shimao Property Holdings Ltd.	181,500	586,233
Times China Holdings Ltd.	332,000	580,308
		3,944,053
France — 1.0%
Gecina SA	4,466	844,790
Germany — 3.5%
Aroundtown SA	90,098	853,376
Vonovia SE	34,408	1,965,843
		2,819,219
Hong Kong — 3.1%
Link REIT	78,500	791,478
New World Development Co. Ltd.	407,000	507,492
Sun Hung Kai Properties Ltd.	88,500	1,226,725
		2,525,695
India — 0.3%
Embassy Office Parks REIT	38,000	221,020
Japan — 10.8%
Comforia Residential REIT, Inc.	291	960,659
Invesco Office J-Reit, Inc.	5,637	1,198,710
Mitsubishi Estate Co. Ltd.	95,700	1,874,567
Mitsui Fudosan Co. Ltd.	70,500	1,863,056
Mitsui Fudosan Logistics Park, Inc.	268	1,298,477

Orix JREIT, Inc.	719	1,517,338
		8,712,807
Mexico — 0.9%
Corp. Inmobiliaria Vesta SAB de CV	375,214	685,078
Philippines — 0.7%
Ayala Land, Inc.	694,000	563,930
Singapore — 1.8%
CapitaLand Ltd.	208,400	548,689
Mapletree Commercial Trust	511,132	877,397
		1,426,086
Spain — 2.5%
Cellnex Telecom SA	29,815	1,482,487
Inmobiliaria Colonial Socimi SA	39,425	528,344
		2,010,831
Sweden — 1.3%
Fabege AB	58,760	1,006,859
United Kingdom — 6.1%
Derwent London plc	32,125	1,735,890
Safestore Holdings plc	55,849	593,562
Segro plc	103,709	1,250,279
Taylor Wimpey plc	238,272	680,187
UNITE Group plc (The)	38,970	656,057
		4,915,975
United States — 52.4%
Agree Realty Corp.	13,865	1,052,769
Alexandria Real Estate Equities, Inc.	10,667	1,740,854
American Tower Corp.	1,744	404,155
Americold Realty Trust	43,216	1,489,655
Boston Properties, Inc.	13,017	1,865,987
Brixmor Property Group, Inc.	26,532	529,579
Camden Property Trust	16,290	1,831,485
CBRE Group, Inc., Class A(1)	12,498	763,003
Cousins Properties, Inc.	25,567	1,046,457
Equinix, Inc.	3,958	2,334,151
Equity Residential	19,764	1,641,993
Essential Properties Realty Trust, Inc.	43,205	1,192,890
Gaming and Leisure Properties, Inc.	22,899	1,082,092
Healthpeak Properties, Inc.	76,888	2,767,199
Hudson Pacific Properties, Inc.	42,739	1,553,135
Invitation Homes, Inc.	85,880	2,702,644
Kilroy Realty Corp.	16,904	1,395,763
PennyMac Mortgage Investment Trust	38,493	894,962
Prologis, Inc.	40,945	3,802,972
Rexford Industrial Realty, Inc.	54,253	2,614,452
Ryman Hospitality Properties, Inc.	9,392	798,602
SBA Communications Corp.	1,667	416,017
Spirit Realty Capital, Inc.	15,333	809,276
Sun Communities, Inc.	8,441	1,368,877
UDR, Inc.	27,421	1,313,740

VICI Properties, Inc.	70,861	1,899,075
Welltower, Inc.	7,356	624,598
Weyerhaeuser Co.	74,262	2,149,885
		42,086,267
TOTAL COMMON STOCKS (Cost $64,021,123)		78,920,389
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 7.875%, 2/15/21 - 2/15/49, valued at $1,128,788), in a joint trading account at 1.35%, dated 1/31/20, due 2/3/20 (Delivery value $1,105,124)		1,105,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	59,699	59,699
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,164,699)		1,164,699
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $65,185,822)		80,085,088
OTHER ASSETS AND LIABILITIES — 0.4%		291,674
TOTAL NET ASSETS — 100.0%		$80,376,762

SECTOR ALLOCATION
(as a % of net assets)
Diversified	20.8%
Residential	17.8%
Industrial	17.5%
Office	17.3%
Specialty	7.9%
Retail	5.5%
Data Centers	5.0%
Health Care	4.2%
Self Storage	1.2%
Lodging/Resorts	1.0%
Cash and Equivalents*	1.8%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $411,819. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. At period end, the aggregate market value of the collateral held by the fund was $444,561, all of which is securities collateral.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Australia	—	2,994,399	—
Belgium	—	868,030	—
Brazil	—	661,074	—
Canada	—	2,634,276	—
China	1,285,304	2,658,749	—
France	—	844,790	—
Germany	—	2,819,219	—
Hong Kong	—	2,525,695	—
India	—	221,020	—
Japan	—	8,712,807	—
Mexico	—	685,078	—
Philippines	—	563,930	—
Singapore	—	1,426,086	—
Spain	—	2,010,831	—
Sweden	—	1,006,859	—
United Kingdom	—	4,915,975	—
Other Countries	42,086,267	—	—
Temporary Cash Investments	59,699	1,105,000	—
	43,431,270	36,653,818	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.